UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 20, 2007

AMERICAN EXPRESS COMPANY

(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation		Identification No.)
or organization)

200 Vesey Street, World Financial Center
New York, New York		10285
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 640-2000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)                                  On June 20, 2007, American Express Company (the “Company”) announced the appointments of Alfred F. Kelly, Jr., as President of the Company and head of its Global Consumer Group and Edward P. Gilligan as Vice Chairman of the Company and head of its Global Business-to-Business Group.  The appointments of Messrs. Kelly and Gilligan to their respective roles become effective July 1, 2007.

Mr. Kelly, age 48, presently serves as the Company’s Group President, Consumer, Small Business and Merchant Services, a post he has held since October 2005.  Prior thereto, Mr. Kelly served as Group President, U.S. Consumer and Small Business Services since June 2000.  Mr. Kelly joined the Company in 1987 in its Strategic Planning Department and has served in a series of increasingly senior positions since then.  Mr. Kelly is a director of The Hershey Company, a manufacturer of chocolate and sugar confectionery products.

Mr. Gilligan, age 47, presently serves as the Company’s Group President, American Express International and Global Corporate Services, a post he has held since July 2005.  Prior thereto, Mr. Gilligan served as Group President, Global Corporate Services and International Payments since July 2003 and Group President, Global Corporate Services since June 2000.  Mr. Gilligan joined the Company in 1980 in its Finance department and has served in a number of key positions in the Company’s travel, corporate services and card businesses since then.

A copy of the press release announcing the appointments of Messrs. Kelly and Gilligan, as well as certain other organizational and leadership changes at the Company, is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits

99.1	Press release, dated June 20, 2007, announcing the appointment of Alfred F. Kelly, Jr., as President of the Company and Edward P. Gilligan as Vice Chairman of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

	By:	/s/ Stephen P. Norman
Name: Stephen P. Norman
Title: Secretary

Date: June 22, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated June 20, 2007, announcing the appointment of Alfred F. Kelly, Jr., as President of American Express Company and Edward P. Gilligan as Vice Chairman of the Company.